UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) - July 7, 2006

MTM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

New York	0-22122	13-3354896
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

1200 High Ridge Road		06905
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code - 203-975-3700

N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our” and “company” refer to MTM Technologies, Inc. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis.

ITEM 1.01    Entry into a Material Definitive Agreement

(1)   Consulting Service Agreement - Steven Rothman

We entered into a Consulting Service Agreement with Rothman dated as of July 7, 2006 (the “Consulting Service Agreement”). The Consulting Service Agreement has a term of 2 years, commencing on July 7, 2006 and ending March 31, 2008. For services rendered under this Consulting Service Agreement, the Company will, during the period July 1, 2006 to December 31, 2007, pay Rothman consulting fees at the rate of $265,000 per annum, payable quarterly. In addition, the Company will pay Rothman a one-time fee of $50,000. The Company also agreed to pay Rothman, in certain circumstances set forth in the Consulting Service Agreement, a transaction fee, subject to certain limitations and offsets, in an amount equal to one percent (1%) of the Aggregate Purchase Price (as defined therein) paid by the Company for certain acquisitions by the Company.

The above description of the Consulting Service Agreement is qualified in its entirety by reference to the terms of such agreement attached hereto as Exhibit 10.1.

(2)   Amended and Restated Shareholders’ Agreement

We entered into an Amended and Restated Shareholders’ Agreement, dated August 1, 2005, among MTM Technologies, Inc., Steven Rothman, Howard Pavony, Pequot Private Equity Fund III, L.P., Pequot Offshore Private Equity Partners III, L.P., Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC Partners II, LLC (the “Shareholders’ Agreement”).

On July 7, 2006 we entered into a letter agreement (the “Letter Agreement”) with Rothman whereby Rothman agreed (1) to waive his rights under the Shareholders’ Agreement to be nominated and elected as a director of the Company and agreed that neither the Company nor the Shareholders shall be required to nominate or elect him as a director of the Company, and (2) that he will not to stand for re-election as a director of Company after the end of his current term.

The above description of the Shareholders’ Agreement is qualified in its entirety by reference to the terms of such agreement incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, (Date of Report: August 1, 2005), filed with the Securities and Exchange Commission on August 4, 2005.

The above description of the Letter Agreement is qualified in its entirety by reference to the terms of such agreement attached hereto as Exhibit 10.2.

ITEM 1.02.   Termination of a Material Definitive Agreement

Effective July 7, 2006, the Employment Agreement, dated May 21, 2004, between the Company and Rothman has been terminated. The Company entered into a Consulting Services Agreement with Rothman. Reference is made to Item 1.01 of this report for a description of the Consulting Services Agreement.

The above description of the Rothman Employment Agreement is qualified in its entirety by reference to the terms of such agreement incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, (Date of Report: May 21, 2004), filed with the Securities and Exchange Commission on June 7, 2004

ITEM 5.    Departure of Directors or Principal Officers; Election of Directors;
      Appointment  of Principal Officers

Steven Rothman has agreed that he will not to stand for re-election as a director of Company after the end of his current term.

ITEM 9.    Financial Statements and Exhibits

9.01	Financial Statements and Exhibits

(c)	Exhibits

	Exhibit 10.1	Consulting Services Agreement

	Exhibit 10.2	Letter Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTM TECHNOLOGIES, INC.
(Registrant)
By:	/s/ Francis J. Alfano
Francis J. Alfano, Chief Executive Officer

July 11, 2006

EXHIBIT INDEX

Exhibit

Exhibit 10.1    Consulting Services Agreement

Exhibit 10.2    Letter Agreement